ASSIGNMENT
                             OF
        DEVELOPMENT FINANCING AND LEASING COMMITMENT
               DEVELOPMENT FINANCING AGREEMENT
        DEVELOPMENT FINANCING DISBURSEMENT AGREEMENT
                     NET LEASE AGREEMENT
              AFFIDAVIT OF LESSEE AND GUARANTOR
                     GUARANTEE OF LEASE
        GUARANTEE OF DEVELOPMENT FINANCING AGREEMENT

      THIS ASSIGNMENT made and entered into this 27th day of August, 1998, by and between AEI INCOME & GROWTH FUND XXII, a Minnesota Limited Partnership, ("Assignor") and AEI INCOME & GROWTH FUND XXI LIMITED PARTNERSHIP, a Minnesota limited partnership, AEI REAL ESTATE FUND XVIII LIMITED PARNTERSHIP, a Minnesota limited partnership, AEI REAL ESTATE FUND XVII LIMITED PARTNERSHIP, a Minnesota limited partnership ("Assignees");

     WITNESSETH, that:

      WHEREAS, on the 26th day of June, 1998, Assignor entered into Development Financing And Leasing Commitment, Development Financing Agreement, Development Financing Disbursement Agreement, Affidavit Of Lessee And Guarantor, Guarantee Of Lease, Guarantee Of Development Financing Agreement ("the Agreements") for that certain property located at 7880 Washinton Villiage DriveCenterville, OH
45459  (the  "Property")  with Americana  Dining  Corp.,  as
Seller/Lessee; and

      WHEREAS, Assignor desires to assign an undivided interest of its rights, title and interest in, to and under the Agreements to the Assignees as hereinafter provided;

AEI INCOME & GROWTH FUND XXI LIMITED PARTNERSHIP  25.00%
AEI REAL ESTATE FUND XVIII LIMITED PARNTERSHIP 38.00%
AEI REAL ESTATE FUND XVII LIMITED PARTNERSHIP 14.00%

      NOW, THEREFORE, for One Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed between the parties as follows:

     1.    Assignor  maintains a twenty-three percent  (23%)
     right,  title  and  interest  in,  to  and  under   the
     Agreements, to have and to hold the same unto its successors and assigns;

     2.    Assignor  assigns all of its  rights,  title  and
     interest in, to and under the Agreements to the Assignees as noted above, to have and to hold the same unto the Assignees, its successors and assigns;
     3. Assignees hereby assumes all rights, promises, covenants, conditions and obligations under the Agreements to be performed by the Assignor thereunder, and agrees to be bound for all of the obligations of Assignor under the Agreements from this day forward.

     4.     The   Purchase  Price  paid  by  the   Assignees
     designated herein is equal to the prorata share of the amounts funded as of the date of this Agreement.

All other terms and conditions of the Agreements shall remain unchanged and continue in full force and effect.



AEI INCOME & GROWTH FUND XXII LIMITED PARTNERSHIP ("Assignor")

BY:  AEI FUND MANAGEMENT XXII, INC.


By: /s/ Robert P Johnson
        Robert P. Johnson, its President


AEI INCOME & GROWTH FUND XXI
LIMITED PARTNERSHIP ("Assignee")

BY: AEI FUND MANAGEMENT XXI, INC.


By: /s/ Robert P Johnson
        Robert P. Johnson, its President

AEI REAL ESTATE FUND XVIII LIMITED PARNERSHIP
("Assignee")

BY:  AEI FUND MANAGEMENT XVIII, INC.


By:/s/ Robert P Johnson
       Robert P. Johnson, its President


AEI REAL ESTATE FUND XVII LIMITED PARTNERSHIP
("Assignee")


BY:  AEI FUND MANAGEMENT XVII, INC.


By:/s/ Robert P Johnson
       Robert P. Johnson, its President